EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-2 of Imaging Diagnostic Systems, Inc. of our report dated August 11, 2003, which appears on Page F-1 of Form 10-KSB for the year ended June 30, 2003, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                      /s/ Margolies, Fink  and Wichrowski
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                                      MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
January 30, 2004